Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information has been prepared to assist you in your analysis of the financial effects of the merger of New Haven Labs Inc. (“Merger Sub”), a wholly owned subsidiary of Transgenomic Inc. (“Transgenomic”), with Precipio Diagnostics, LLC (“Precipio”). Pursuant to the merger, which closed on June 29, 2017, Merger Sub merged with and into Precipio, with Precipio surviving the merger as a wholly-owned subsidiary of the combined company. In connection with the merger, the combined company changed its name from Transgenomic, Inc. to Precipio, Inc. (“New Precipio”). The unaudited pro forma combined financial information was prepared using the historical consolidated financial statements of Transgenomic and Precipio. This information should be read in conjunction with, and is qualified in its entirety by, the consolidated financial statements and accompanying notes of Transgenomic and Precipio. All Transgenomic historical financial statement information can be derived from Transgenomic’s Form 10-K and 10-Q filings.

The merger, which closed on June 29, 2017, will be accounted for as a reverse acquisition under the acquisition method of accounting in accordance with GAAP. The accompanying unaudited pro forma combined financial information gives effect to the merger, assuming the issuance of New Precipio common stock and preferred stock. The pro forma adjustments related to the merger are preliminary and based on management’s best estimates of fair value. Such adjustments do not reflect the final purchase price or final allocation of the excess of the purchase price over the fair value of the assets and liabilities assumed in connection with the merger. A final determination of these estimated fair values will be based on the actual fair values of acquired assets and liabilities assumed of Transgenomic that exist as of the date of completion of the merger. Accordingly, the pro forma adjustments, including the allocations of purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma consolidated financial information. Final adjustments, the accounting for which will not be effective until the filing of our second quarter 2017 results on Form 10-Q, will result in modifications to the final purchase price and allocation of the purchase price, which will affect the fair value assigned to the acquired assets and liabilities assumed. The effect of the changes to the statements of operations could be material. The unaudited pro forma combined financial information is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future.

The historical consolidated financial information has been adjusted in the unaudited pro forma combined financial information to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma combined financial information does not reflect revenue opportunities and cost savings that New Precipio expects to realize after the merger. No assurance can be given with respect to the estimated revenue opportunities and operating cost savings that are expected to be realized as a result of the merger. The pro forma combined financial information also does not reflect expenses related to integration activity or exit costs that may be incurred by Transgenomic or Precipio in connection with this merger.

The unaudited pro forma combined balance sheet assumes that the merger took place on March 31, 2017 and combines Transgenomic’s March 31, 2017 consolidated balance sheet with the balance sheet of Precipio as of March 31, 2017. The unaudited pro forma combined statements of operations for the three months ended March 31, 2017 assume that the merger took place on January 1, 2017. The unaudited pro forma combined statement of operations for the three months ended March 31, 2017 combines Transgenomic’s unaudited condensed consolidated statement of operations for the three months ended March 31, 2017 with Precipio’s unaudited condensed statement of operations for the three months ended March 31, 2017. The unaudited pro forma combined statements of operations for the fiscal year ended December 31, 2016 assume that the merger took place on January 1, 2016. The unaudited pro forma combined statement of operations for the fiscal year ended December 31, 2016 combines Transgenomic’s audited consolidated statement of operations for the fiscal year ended December 31, 2016 with Precipio’s audited statement of operations for the fiscal year ended December 31, 2016.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2017

(in thousands)

	Historical		Pro Forma Adjustments	Notes	New Precipio Combined
	New Precipio (i)	Precipio (j)
ASSETS
Current Assets:
Cash and cash equivalents	$59	$33	$1,200	g	$1,292
Accounts receivable, net	279	380	—		659
Inventories	15	106	—		121
Other current assets	190	8	—		198
Assets held for sale	24	—	—		24

Total current assets	567	527	1,200		2,294
Property and Equipment, net	127	256	—		383

Other Assets:
Goodwill	—	—	12,572	a	12,572
Acquired intangibles	—	—	16,060	b	16,060
Intangibles, net	531	—	(531)	c	—
Other assets	4	10	—		14

	$1,229	$793	$29,301		$31,323

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Current maturities of long-term debt . .	$7,368	$1,153	$(7,138)	d,f,g	$1,383
Accounts payable	8,509	1,253	—		9,762
Accrued compensation	192	168	—		360
Accrued expenses	3,398	758	(1,668)	d,f	2,488
Deferred revenue	133	92	—		225
Other liabilities	1,529	47	—		1,576

Total current liabilities	21,129	3,471	(8,806)		15,794

Long Term Liabilities:
Long-term debt	—	4,389	(3,845)	d	544
Common stock warrant liability	615	—	—		615
Other long-term liabilities	128	151	—		279

Total liabilities	21,872	8,011	(12,651)		17,232

Stockholders’ deficit:
Convertible preferred stock	2	2,895	(2,897)	d,e
			8	f
			1	g
			8	d	17
Common stock	268	52	1	d
			—	e
			4	f
			(259)	h	66
Additional paid-in capital	206,342	—	(180,728)	a – h	25,614
Warrants	—	1,434	(1,434)	d	—
Restricted units	—	7	(7)	d	—
Accumulated deficit	(227,255)	(11,606)	227,255	a	(11,606)

Total stockholders’ deficit	(20,643)	(7,218)	41,952		14,091

	$1,229	$793	$29,301		$31,323

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2017

(dollars in thousands)

	Historical		Pro Forma Adjustments	Notes	New Precipio Combined
	New Precipio (f)	Precipio (h)
Net sales	$658	$249	$—		$907
Cost of goods sold	459	182	(41)	a	600

Gross profit	199	67	41		307
Operating Expenses	1,754	663	251	a,b	2,668

Operating loss from continuing operations	(1,555)	(596)	(210)		(2,361)
Other Expense:
Interest expense, net	(247)	(162)	220	c	(189)
Warrant revaluation	(33)	—	—		(33)
Other, net	—	—	—		—

Total other expense	(280)	(162)	220		(222)

Loss from continuing operations before income taxes	(1,835)	(758)	10		(2,583)
Income tax	—	—	—		—

Net loss from continuing operations	(1,835)	(758)	10		(2,583)

Preferred stock/unit dividends	—	—	(128)	d	(128)

NET LOSS FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$(1,835)	$(758)	$(118)		$(2,711)

Basic and diluted loss per common share from continuing operations	$(0.07)				$(0.41)
Basic and diluted weighted-average shares of common stock outstanding (Note 4)	26,779,835		(20,171,869)	e	6,607,966

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Twelve Months Ended December 31, 2016

(dollars in thousands)

	Historical		Pro Forma Adjustments	Notes	New Precipio Combined
	New Precipio (g)	Precipio (i)
Net sales	$1,557	$1,723	$—		$3,280
Cost of goods sold	1,762	970	(198)	a	2,534

Gross profit	(205)	753	198		746
Operating Expenses	7,614	2,465	1,004	a,b	11,083

Operating loss from continuing operations	(7,819)	(1,712)	(806)		(10,337)
Other Income (Expense):
Interest expense, net	(1,038)	(518)	866	c	(690)
Warrant revaluation	788	—	—		788
Other, net	(200)	3	—		(197)

Total other income (expense)	(450)	(515)	866		(99)

Loss from continuing operations before income taxes	(8,269)	(2,227)	60		(10,436)
Income tax	—	—	—		—

Net loss from continuing operations .	(8,269)	(2,227)	60		(10,436)

Preferred stock/unit dividends	(393)	(432)	313	d	(512)
Deemed dividends on exchange of preferred units	—	(1,422)	1,422	j	—

NET LOSS FROM CONTINUING OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS	$(8,662)	$(4,081)	$1,795		$(10,948)

Basic and diluted loss per common share from continuing operations	$(0.38)				$(1.66)
Basic and diluted weighted-average shares of common stock outstanding (Note 4)	22,689,831		(16,081,865)	e	6,607,966

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1. Description of Transaction and Basis of Presentation

Description of Transaction.

On June 29, 2017 (“Closing Date”), Transgenomic, Inc., or Transgenomic, completed its merger, or the Merger, with Precipio Diagnostics, LLC, a privately held Delaware limited liability company, or Precipio, in accordance with the terms of the Agreement and Plan of Merger, or the Merger Agreement, dated October 12, 2016, as amended on February 2, 2017 and June 29, 2017, by and among Transgenomic, Precipio and New Haven Labs Inc., or Merger Sub, a wholly-owned subsidiary of Transgenomic. Pursuant to the Merger Agreement, Merger Sub merged with and into Precipio, with Precipio surviving the Merger as a wholly-owned subsidiary of the combined company. In connection with the Merger, the combined company changed its name from Transgenomic, Inc. to Precipio, Inc. (“New Precipio”) and effected a 1-for-30 reverse stock split of its common stock.

On the Closing Date, the outstanding common and preferred units of Precipio and certain debt of Precipio were converted into (i) 5,352,847 shares of New Precipio common stock, together with cash in lieu of fractional units, and (ii) 802,920 shares of New Precipio preferred stock with an aggregate face amount equal to $3 million.

In connection with the Merger, on the Closing Date, New Precipio also issued promissory notes and shares of New Precipio preferred and common stock in a number of transactions, whereby:

•	Holders of certain secured indebtedness of Transgenomic received in exchange for such indebtedness 802,925 shares of New Precipio preferred stock in an amount equal to $3 million, and 352,630 shares of New Precipio common stock;

•	Holders of Transgenomic preferred stock converted it into 7,155 shares of New Precipio common stock; and

•	New Precipio issued 107,056 shares of New Precipio preferred stock to certain investors in exchange for $400,000 in a private placement. New Precipio also completed the sale of an aggregate of $800,000 of promissory notes pursuant to a securities purchase agreement.

Basis of Presentation.

The historical consolidated financial information has been adjusted in the unaudited pro forma combined financial information to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma combined financial information does not reflect revenue opportunities and cost savings that New Precipio expects to realize after the merger. No assurance can be given with respect to the estimated revenue opportunities and operating cost savings that are expected to be realized as a result of the merger. The pro forma financial information also does not reflect expenses related to integration activity or exit costs that may be incurred by Transgenomic or Precipio in connection with this merger. The final determination of the purchase price allocation will be based on the fair values of assets acquired and liabilities assumed as of the date the transaction closes, and could result in a significant change to the unaudited pro forma combined financial information, including goodwill.

Prior to the Closing Date, Transgenomic completed a 1-for-30 reverse stock split with an effective date of June 13, 2017. All share and per share amounts have been adjusted for disclosure in the unaudited pro forma condensed combined financial statements.

2. Estimated Purchase Consideration

The purchase consideration based on the value of the equity of Transgenomic, the accounting acquiree, is as follows:

(in thousands)
Estimated equity market cap	$6,088
Fair value of preferred share conversions	49
Fair value of debt conversions	8,551

Estimated purchase consideration	$14,688

In estimating the purchase consideration above, Transgenomic used its closing stock price of $6.80 as of the Closing Date. Transgenomic had 895,334 common shares outstanding prior to the Merger. In connection with the Merger, Transgenomic preferred stock converted into 7,155 shares of New Precipio common stock and certain of Transgenomic debt and accrued interest converted into 352,630 shares of New Precipio common stock and 802,925 shares of New Precipio preferred stock, face value $3 million with an 8% annual dividend.

Preliminary Allocation of Estimated Purchase Consideration

The following table sets forth a preliminary allocation of the estimated purchase consideration to the identifiable tangible and intangible assets of Transgenomic, the accounting acquiree, based on fair values as of the Closing Date with the excess recorded as goodwill:

(in thousands)
Current and other assets	$419
Property and equipment	29
Goodwill	12,572
Other intangible assets(1)	16,060

Total assets	$29,080
Current liabilities	$13,604
Other liabilities	788

Total liabilities	14,392

Net assets acquired	$14,688

(1)	Other intangible assets consist of:

Acquired technology	$14,310
Customer relationships	240
Non-compete agreements	20
Trademark and trade name	40
Backlog	180
In-process research and development	1,270

Total	$16,060

3. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma combined financial statements are as follows:

Pro Forma Adjustments — Balance Sheet

a)	Reflects goodwill resulting from the acquisition method of accounting based on preliminary estimates of the fair value of the assets and liabilities of Transgenomic. This also includes the elimination of Transgenomic’s historical stockholders’ deficit accounts because Transgenomic is not considered to be the accounting acquirer.

b)	Reflects acquired intangibles resulting from the acquisition method of accounting based on preliminary estimates of the fair value of the assets and liabilities of Transgenomic.

c)	Elimination of historical intangibles of Transgenomic.

d)	In the aggregate, holders of Precipio common stock, preferred stock and certain debt and accrued interest received 5,352,847 shares of New Precipio common stock and 802,920 shares of New Precipio preferred stock, face value $3 million with an 8% annual dividend.

e)	Transgenomic pre-merger preferred stock converted to common stock.

f)	Transgenomic pre-merger debt and accrued interest converted to common stock and $3 million of New Precipio preferred stock with an 8% annual dividend.

g)	Issuance of 107,056 shares of New Precipio preferred stock, face value $0.4 million, and $0.8 million of convertible notes to investors in a private placement.

h)	To reflect the impact on Transgenomic’s common stock for its 1-for-30 reverse stock split effective June 13, 2017.

i)	Refer to Transgenomic’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, filed with the SEC on May 18, 2017.

j)	Refer to Precipio’s unaudited condensed financial statements included as Exhibit 99.1 to this report on Form 8-K/A

Pro Forma Adjustments — Statements of Operations

a)	Eliminate amortization expense related to Transgenomic historical intangibles.

b)	Record amortization expense related to newly acquired intangibles assuming useful lives between 1 – 20 years.

c)	Eliminate interest expense for Transgenomic interest bearing debt that was converted to New Precipio common stock and preferred stock and record new interest on $0.8 million note issued at merger with 8% interest.

d)	Elimination of historical dividends and recording dividends on $6.4 million of New Precipio preferred stock with 8% annual dividend.

e)	To reflect the issuance of New Precipio common stock in connection with the Merger and the impact of the 1-for 30 reverse stock split that became effective on June 13, 2017.

f)	Refer to Transgenomic’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, filed with the SEC on May 18, 2017.

g)	Refer to Transgenomic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on April 13, 2017.

h)	Refer to Precipio’s quarterly condensed financial statements for the three months ended March 31, 2017 included as Exhibit 99.1 to this report on Form 8-K/A.

i)	Refer to Precipio’s audited financial statements included as Exhibit 99.2 to this report on Form 8-K/A.

j)	Elimination of historical deemed dividends.

4. New Precipio Common Shares and Preferred Shares

Shares
New Precipio Common Stock:
Transgenomic:
Outstanding common shares at Closing Date	895,334
Conversion of preferred stock	7,155
Conversion of debt	352,630
Precipio:
Conversion of common units, preferred units and debt	5,352,847

Total New Precipio common shares, par value $0.01	6,607,966

New Precipio Preferred Stock:
Total New Precipio preferred stock, par value $0.01	1,712,901